[ 1 ] INVESTOR PRESENTATION January 2011 NASDAQ: ZGNX Exhibit 99.1

[ 2 ]
Forward Looking Statements
Zogenix cautions you that statements included in this presentation that are not a description of historical facts are forward-looking statements. Words such as “believes,” “anticipates,” “plans,” “expects,” “indicates,” “will,” “intends,”
“potential,” “suggests,” “assuming,” “designed” and similar expressions  are intended to identify forward looking statements.  These statements are based on Zogenix’s current beliefs and expectations. These forward-looking statements include statements regarding: the ability to successfully commercialize Sumavel DosePro and its continued sales growth; the ability to obtain additional marketing approvals for Sumavel DosePro in the European
Union; the timing of the release of Phase IV data for Sumavel DosePro; the potential for, and timing of, an NDA submission for ZX002 and IND submissions for Zogenix’s additional product candidates; the potential for ZX002 to be the first approved oral, single-entity controlled release formulation of hydrocodone; the completion of enrollment of one of the Phase 3 clinical trials for ZX002; the timing of results for the Phase 3 clinical trials for ZX002; the potential of co-promotion discussions for ZX002; the expansion of Zogenix’s existing sales team; the potential to broaden the application of the DosePro technology; and the potential market penetration of Sumavel DosePro and ZX002.  The inclusion of forward-looking statements should not be regarded as a representation by Zogenix that any of its plans will be achieved. Actual results may differ from those set forth in this presentation due to the risk and uncertainties inherent in Zogenix’s business, including, without limitation: the market potential for migraine treatments, and
Zogenix’s ability to compete within that market; inadequate therapeutic efficacy or unexpected adverse side effects relating to Sumavel DosePro that could delay or prevent commercialization, or that could result in recalls or product liability claims; Zogenix’s dependence on its collaboration with Astellas Pharma US, Inc. to promote Sumavel
DosePro; the ability of Zogenix to ensure adequate and continued supply of Sumavel DosePro to successfully launch commercial sales or meet anticipated market demand; the progress and timing of Zogenix’s clinical trials; the potential that earlier clinical trials may not be predictive of future results; the potential for ZX002 to receive regulatory approval on a timely basis or at all; the potential for adverse safety findings relating to ZX002 to delay or prevent regulatory approval or commercialization; the ability of Zogenix and its licensors to obtain, maintain and successfully enforce adequate patent and other intellectual property protection of its products and product candidates and the ability to operate its business without infringing the intellectual property rights of others; and other risks described in
Zogenix’s filings with the Securities and Exchange Commission. You are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date hereof, and Zogenix undertakes no obligation to revise or update this presentation to reflect events or circumstances after the date hereof. All forward-looking statements are qualified in their entirety by this cautionary statement. This caution is made under the safe harbor provisions of Section 21E of the Private Securities Litigation Reform Act of 1995.

[ 3 ]
Commercializing and Developing Products for Treatment of
Central Nervous System (CNS) Disorders and Pain
RAMPING SALES
1
Single Use, Needle-Free,
Commercial Product
$3.5B Market
Acute Migraines
and Cluster Headaches
$13B Market
Codeine and Morphine
Based Pain Products
MEDICINE
and
TECHNOLOGY
PHASE 3 DEVELOPMENT
ZX002
1
Oral Single-Entity, Controlled
Release Hydrocodone
st
st
Sources: Wolters Kluwer Pharma Solutions, Source® PHAST Institution/Retail (12 months ended June 30, 2010)

[ 4 ]
Established
Commercial
Infrastructure
•
Sophisticated Manufacturing and Sales Organization in
Place to Support Continued Growth
Positioned for Significant Value Creation
SUMAVEL
®
DosePro
™
:
Differentiated,
Marketed Product
•
Full Commercial Launch Underway, Marketing
Partnership with Astellas, Quarterly Prescription Growth
Phase 3 Ongoing:
ZX002 for
Chronic Pain
•
Potential To Be 1st Approved Oral, Single-Entity,
Controlled Release Formulation of Hydrocodone
DosePro™ Delivery
System:
Proprietary Technology
•
Validated, Innovative Needle-Free Delivery System
•
U.S. FDA approval, initial E.U. marketing authorizations
•
Broad Range of Potential Applications
Experienced
Management Team
•
History of Successful Manufacturing, Development and
Commercialization

NEW
Sumavel DosePro
(sumatriptan injection)
Needle-free delivery system

Sumavel® DosePro™

[ 5 ] 1 st Single Use, Needle-Free, Commercial Product Marketed for Treating Acute Migraine and Cluster Headaches RAMPING SALES Launched Mid-January 2010

[ 6 ]
75% of Patients
Are Women
The 9th Leading Cause
of Disability
in Women Globally
7th Most Costly Disease
to US Employers
30 Million People in the U.S. Suffer Migraines**
Symptoms and Nature of Episodes Vary Widely
Disabling Headache Pain, 4-72 Hours in Duration
$25 B Annual Estimated Cost to Employers
63% Suffer 1 Attack per Month
25% Have 1 Attack per Week
48% Upon Morning Wakening (between 4 -9 am)
29% Reported Vomiting as a Symptom of Migraine Attacks
Treatment Depends on Type of Episode
Migraine Frequency, Severity, Speed of Onset, and Previous
Response to Medication Determine Treatment
25% Have 2 Active Prescriptions
Oral Triptans Often Prescribed as 1
st
Line Therapy
Sources: NHF(2010), World Health Organization (2000), Goetzel et all, JOEM (2004), International Headache Society
(www.ihs-headache.org),
Thomson
Medstat (2006), Lipton et al, Neurology (2002), Fox and Davis, Headache (1998), Lipton et al, Neurology (2001), Boston Healthcare Associates, Inc. (2007)

[ 7 ]
$3.5 Billion Migraine Market
TARGET AUDIENCE: DISSATISFIED ORAL USERS
2% Nasal
2% Injectable*
Oral and Nasal
128 Million Doses
CONVENIENCE
But…
Limited Efficacy for
Many Attacks
Injectable
3.2 Million Doses
EFFECTIVE
But…
50% of Patients Refuse
Needle-based Injection
Due to Anxiety, Fear,
and Complexity
96%
Tablets and
Melt Tablets
*Sumatriptan Is the Only Injectable Triptan
Sources: Palace Healthcare Group, Inc. (2006), Wolters Kluwer Pharma Solutions, Source® PHAST Institution/Retail (12 months ended June 2010)

Complete Pain Relief
87%
No Recurrence
86%
Rapid Onset
83%
No Side Effects
79%
Relief of Associated Symptoms
76%
Route of Administration
56%

Significant Unmet Needs
Patients Want Fast,
Complete Pain Relief…
… But Most Patients Are Dissatisfied
50%
Unsatisfied with Their Current Therapy
75%
Said Medication Didn’t
Work Fast Enough
Majority
Said Prescription Oral Medication
Not Useful for Every Migraine Attack
30%
Fail to Respond to Oral or Nasal Triptans
[ 8 ]
Sources: Lipton et al, Headache (1999), NHF Survey of 500 Migraine Sufferers (June 2010), Gerson Lehrman Group (2006)

Zogenix™

70%
81%
1 Hour
2 Hours

Sumavel® DosePro™

49%
64%
1 Hour
2 Hours

SUMAVEL DosePro:
A Differentiated Migraine Therapy
COMPLETE
Pain Free
EFFECTIVE
Pain Relief
EASY TO USE
98%
of Patients Correctly
Used SUMAVEL DosePro
During Migraine Attacks
on Their First Try At Home
FAST
Pain Relief in as Little as
10 Minutes
for Some Patients
Sources:  SUMAVEL DosePro Prescribing Information
[ 9 ]

Sumavel DosePro
Maxalt
Imitrex
Relpax

Sumavel DosePro
Maxalt
Imitrex
Relpax

[ 10 ]
Highly Effective Treatment for Migraine Pain
Fastest Time to Maximum Drug
Concentration in Blood (Hours)
Most Effective Patient
Pain Relief at 1 Hour
70%
38-43%
28%
20-30%
12 Minutes
1.6 - 2.5
Hours
1 Hour
1.5 Hours
ORAL
TABLETS
ORAL
MELT
ORAL TABLETS
ORAL MELT
Sources: Products’ Prescribing Information
(sumatriptan injection)
(sumatriptan
injection)

1,000
750
500
250
0
15-Jan
15-Mar
15-May
15-Jul
15-Sep

12,000
10,000
8,000
6,000
4,000
2,000
0
327
3,207
1,674
6,332
2,907
7,443
Q1
Q2
Q3

[ 11 ]
Rapid, Growing
Market Adoption Since January Launch
Weekly Prescriptions: Rolling 4-Week Average
(Through week ending October 22, 2010)
SUMAVEL DosePro Prescriptions:  Over 25,000 TRx To Date
$1.9M
Net Sales
$4.2M
Net Sales
$5.7M
Net Sales
Refill Prescriptions
New Prescriptions
Total
Prescriptions
New
Prescriptions
Sources: Wolters Kluwer Pharma Solutions (Source® LaunchTrac, (w/e January 15, 2010 – w/e October 22, 2010),  Source® PHAST Retail (Jan 2010 – Sep 2010)
Refill Prescriptions at
31%
of Total (September)
Over 6,100 Prescribing Physicians

[ 12 ]
Market Experience To Date …
New Physicians
32%
of Prescribing Physicians Had Not
Written a Prescription for Needle-
Based Sumatriptan Injections in prior
12 months
We’re Changing the Way Migraines Are Treated
Sources: Wolters Kluwer Pharma Solutions : Source® LaunchTrac (w/e January 15, 2010 – w/e July 30, 2010), Source® Lx PTA (Jan 2010 – Aug 2010);
Infomedics, based on 1,071 patient respondents (through September 11, 2010)
Patients Switching
77%
of Patients Switching Dosage Forms
through August were from Oral
Triptans
Higher Patient Satisfaction
Average Patient Satisfaction Score
vs. 5.5 (9 point scale) for Prior
Migraine Medication;
Confirmed by Phase 4 Study Results
7.1
New Patients
34%
of Patients Were New to the
Triptan Market since launch

Sumavel® DosePro™

CONNECT
MOST
INNOVATIVE
NEW
PRODUCT
AWARDS
2010 WINNER
INNOVATION IN MOTION

SNAP
the tip off
FLIP
the lever
PINCH
& PRESS
to deliver

[ 13 ]
SUMAVEL DosePro:
CONNECT 2010 Most Innovative Product (MIP) Winner
2010 Winner in Life Sciences – Medical Products
category
Recognizes emerging technologies and cutting-edge
products that drive San Diego’s innovation economy
DosePro Technology…as easy as 1-2-3

[ 14 ]
Successfully Executing with
Well-Established Sales and Marketing Organization
~ 80 Field Sales Reps, Most Have
Neurology and/or Migraine
Experience
Targeting Neurologists, Headache
Clinics and Specialists, Select PCPs
12+ Years Average Experience per
Sales Rep
~ 400 Field Sales Reps
Targeting PCPs, OB/GYNs, EM
Physicians and Urologists
Multi-Year Co-Marketing and
Co-Promotion Agreement
$20M Upfront and Milestone Payments
Pay-for-Performance Sales Results
Positioning SUMAVEL DosePro as a First-Line
Alternative for Oral Triptan Non-Responders and Dissatisfied Patients
Collaboration With Over
475 Sales Representatives

Zogenix™

Digital Media

Direct to Physician Programs

Medical Conventions

Reimbursement Support

Sumavel DosePro
(sumatriptan injection)
$15
CO-PAY
BIN: 610020
GROUP: 99992038
ID: 01234567891
EndTheMigraine

Direct to Patient Programs

Speaker Programs

[ 15 ] Comprehensive Marketing and Patient Support Programs

Broad Reimbursement Coverage
Source: Wolters Kluwer Pharma Solutions Source® Dynamic Claims (January 2010 – November 2010)
of Reimbursement Claims
Submitted Are Approved
79%
Tier 3 Reimbursement Strategy
Meeting Expectations
Broad Coverage with the Largest
Commercial Healthcare Plans
Range of Physician and Patient
Reimbursement and
Support Programs ($15 Co-Pay)
Non-Retail Initiatives Underway
$87 WAC per Unit
$522 Sold in 6-Packs
$15 Cost to Patient
[ 16 ]

Zogenix™

Patheon
Performance the World Over

Nypro

MG
MGlas AG

DR. REDDY'S

CardinalHealth

McKESSON

DESITIN
SUCCESS IN CNS

RelayHealth

trialcard

AmerisourceBergen

CVS.com

[ 17 ]
High Quality Partnerships Support
Domestic and European Commercialization
Manufactured and Released Over 1,000,000
SUMAVEL DosePro Units to Date
Manufacturing
Contract Manufacturers and Component Suppliers
Distribution and Marketing Europe

[ 18 ] ZX002 1 st Oral, Single-Entity, Controlled Release Hydrocodone for Treating Chronic Pain PHASE 3 DEVELOPMENT

11%
38%
50%
16%
32%
52%
15%
33%
52%
Specialists
Non-Specialists
Mkt. Avg.

ZX002: Filling A Significant Treatment Gap for Chronic Pain
Sources: Wolters Kluwer Pharma Solutions, Source® PHAST Retail (12 months ended June 30, 2010), bioStrategies Group (2007)
NO
Controlled Release Hydrocodone
Single Entity Hydrocodone
$13 Billion Market (202M TRx)
Codeine and Morphine
Based Pain Products
Hydrocodone Rx Share By Pain Type: ~50% for Chronic Pain
Acute
Chronic
– Other
Chronic
Back/
OA
June 2009 FDA Joint Advisory
Committee Meeting
Highlighted public health problem of
liver injury related to use of
acetaminophen in OTC and Rx
products
$3.1 Billion Annual Sales (126M TRx)
Generic, Immediate Release
Hydrocodone Combination Products
Oral ER Formulations Accepted at
Significant Premiums to Generics/IR
[ 19 ]

[ 20 ]
ZX002: Phase 3 Clinical Development Program
Study 801 Study 802
Open Label Safety:
Enrollment Completed 4Q10
Initiated May 2010, ~55 Sites
~450 patients on therapy
Open Label Safety Study to Provide
Safety Database for 505(b)(2) NDA:
300 Subjects at 6 Months and 100
Subjects at 1 Year Exposure
Broad Spectrum of Chronic Pain
Pivotal Phase 3 Efficacy Trial:
Enrollment Completion 1Q11
Initiated March 2010, ~60 Sites
~340 patients to be randomized
Standard Opioid Trial Design with
12-Weeks Active Treatment Following
Dose Titration and Randomization
Chronic Lower Back Pain Patients
Top Line Data Expected 2H 2011
Intend to Submit NDA by Early 2012

ZX002
Single Entity Hydrocodone, Multiple Strengths (10-50 mg)
Uses Elan’s Proprietary SODAS Delivery System to Enhance
Hydrocodone Release Profile
Planning expansion of existing sales team to 250+
representatives to support ZX002 launch
ZX002: A Late Stage Product Candidate
with Numerous Benefits Over Existing Opioids
Effective12-Hour Pain Relief
Enables Dose
Optimization and
Switching from
Other Opioids
Improves
Adherence and
Patient
Convenience
Provides Consistent,
Around-the-Clock
Relief
Eliminates
Safety Risks
Associated with
Acetaminophen
[ 21 ]

DosePro: Proprietary Drug Delivery System
Validated by FDA Approval of SUMAVEL DosePro
10+ Years
Development
and Validation
US and Foreign IP
61 Issued Patents
31 Patent
Applications Pending
Proven Ability
to Deliver Biologics
and Highly
Viscous Formulations
[ 22 ]

DosePro: Broad Range of Potential Applications
Attractive Delivery Option for Additional Medications,
Including Biologics and Small Molecules
DosePro
Internal Development
Injectable CNS Drug
Product Candidates
(2 Pre-Clinical)
Second Generation
Technology
(1mL device)
Technology Out Licensing
Enhance, Differentiate
or Extend Injectable
Product Lifecycles
Prototypes of Second Generation DosePro
[ 23 ]

[ 24 ]
TRx Market
1.26 Million TRx
$244 Million
48% of Episodes Upon Morning Wakening
(between 4 -9 am)
29% of Sufferers Reported Vomiting as a
Symptom of Migraine Attacks
30% of Patients Fail to Respond to Oral or
Nasal Triptans
Net Revenue/Dose: $70/Unit*
7 Units/TRx
Average TRx Value: $490
12.1 Million TRx per Year
1% Triptan Share
ZX002
126M Hydrocodone
(~50% for Chronic Use)
76M Other ER and IR Opioids
Net Revenue/Day: $7.75**
Average TRx: 25 Days
Average TRx Value: $194
202 Million TRx per Year
1% Hydrocodone Share
Large Commercial Opportunities
Patient/ Market
Segments
Prescription
Values
*Includes Co-Pay Assistance    ** Based on current pricing of branded ER opioids
Sources: Wolters Kluwer Pharma Solutions , Source® PHAST Retail (12 months ended June 30, 2010)
Illustrative
Market
Penetration
121,000 TRx
$59 Million

Financial Summary
9 months ended September 30,  2010
P&L
$ Millions
Financial Highlights
$ Millions
Revenue
$ 14.6
Operating Expense
$ 66.2
Loss From Operations
$ 51.6
Other (Income)/Loss
$    19.9
Net Loss
$ 71.5
Gross Invoiced Sales
$ 16.4
Invested Capital
$ 164.0
Cash Balance
$ 11.7
Debt Facility
$25M Term Loan
$10M Working Capital Line
•
Balance $2.7M
Cash Flow Used In
Operations
$   58.5
[ 25 ]

2010 Achievements
SUMAVEL DosePro
Full U.S. Commercial Launch by
Zogenix with co-promote
partner Astellas
Enhanced Formulary Coverage
and Patient Support
Phase IV Study Completed
Consistent Monthly Rx Growth
Since Launch
1 Million Commercial Units
Produced
Initial EU Approvals by Desitin
Named a  2010 “Most Innovative
Product” Winner by CONNECT
ZX002
Initiated Phase 3 Safety Study
(Study 802)
Initiated Phase 3 Efficacy Study
(Study 801)
Completed Enrollment in
Phase 3 Safety Study
Corporate
Appointed Ann D. Rhoads to
Serve as CFO
Established Term Loan and
Revolving Line of Credit
Completed Initial Public
Offering
[ 26 ]

[ 27 ]
2011 Goals and Milestones
SUMAVEL DosePro
Continue US Sales Growth
Phase IV Data Publication
Additional EU Approvals
New Direct-to-Patient
Initiatives
ZX002
Pivotal Study 801 Efficacy Top–
Line Results
Open Label Study 802 Top-Line
Safety Results
Initiate Co-Promotion Discussions
Pre-NDA Meeting with FDA
Prepare to File NDA by early
2012
DosePro Technology
File IND for Next Zogenix CNS
Product
Seek First Licensee for Biologic
Building on Track Record of
Successful Execution

[ 28 ]
Experienced Management Team with a History
of Successful Development & Commercialization
*Co-Founders
Aradigm, Invacare
19
John Turanin*
VP/GM, Zogenix Technologies
GlaxoSmithKline, Elan, Skin Medica, InterMune
30
Mark Thompson
VP, Sales & Managed Markets
Nektar, Connetics 24
Edward Smith, Ph.D., RAC
VP, Regulatory Affairs
Avera, Windamere 17
Bret Megargel*
VP, Corporate Dev
Elan, Allergan, Valient 12
Stephen Jenner
VP, Marketing
Elan, InterMune 19
Cynthia Robinson, Ph.D.
CDO
Premier, Sprout, DLJ, Bain & Co, Merrill Lynch
18
Ann Rhoads
CFO
Aradigm, Cardiff University
20
Stephen Farr, Ph.D.*
President & COO
GlaxoSmithKline, Elan, InterMune 23
Roger Hawley*
CEO
Years
Experience

[ 29 ]
Established
Commercial
Infrastructure
•
Sophisticated Manufacturing and Sales Organization in
Place to Support Continued Growth
Positioned for Significant Value Creation
SUMAVEL
®
DosePro
™
:
Differentiated,
Marketed Product
•
Full Commercial Launch Underway, Marketing
Partnership with Astellas, Quarterly Prescription Growth
Phase 3 Ongoing:
ZX002 for
Chronic Pain
•
Potential To Be 1st Approved Oral, Single-Entity,
Controlled Release Formulation of Hydrocodone
DosePro™ Delivery
System:
Proprietary Technology
•
Validated, Innovative Needle-Free Delivery System
•
U.S. FDA approval, initial E.U. marketing authorizations
•
Broad Range of Potential Applications
Experienced
Management Team
•
History of Successful Manufacturing, Development and
Commercialization